SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2004

UNIVERSAL HEALTH REALTY INCOME TRUST

(Exact name of registrant as specified in its charter)

MARYLAND	1-9321	23-6858580
(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

UNIVERSAL CORPORATE CENTER 367 SOUTH GULPH ROAD KING OF PRUSSIA, PENNSYLVANIA	19406
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code (610) 265-0688

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits. 99.1 Universal Health Realty Income Trust Press Release dated January 22, 2004.

Item 12. Results of Operations and Financial Condition

On January 22, 2004, Universal Health Realty Income Trust made its fourth quarter earnings release. A copy of the Trust’s press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Health Realty Income Trust

By:	/s/ Alan B. Miller
Name:	Alan B. Miller
Title:	Chairman of the Board, Chief
Executive Officer and President

By:	/s/ Charles F. Boyle
Name:	Charles F. Boyle
Title:	Vice President, Chief Financial Officer and Controller

Date: January 22, 2004

Exhibit Index

Exhibit No.	Exhibit
99.1	Press release, dated January 22, 2004